UltraStrip Systems Inc.

(OTC BB: USTP)
July  2006

UltraStrip Systems Inc.
is pleased to announce a new name to reflect
our expanded corporate vision

Ecosphere Technologies, Inc.

* Name change pending shareholder approval August 10, 2006.

*

Safe Harbor Statement

This presentation involves forward-looking statements including, but not limited to,
UltraStrip’s financial forecasts including the components of future revenue and income, our ability to successfully sell or license one or more of our technologies, and our ability to locate additional strategic partners to develop our remaining technologies, produce working prototypes, and generate future revenue and income. Additionally, words such as “seek,” “intend,” “believe,” and “plan” represent forward-looking statements.  Some or more of the events or results anticipated by these forward-looking statements may not occur.  Factors that could cause or contribute to such differences include those set forth in our 2006 SEC filings, the ability of our strategic partners to market our products and our success in obtaining meaningful proposals to license or sell our technologies.

Preferred Stock, Series A -  28 Shares issued and outstanding        $1.5M

Preferred Stock, Series B  - 1,054 Shares issued and outstanding   $4.0M

Summary of Capitalization as of (6/27/06)

Key Statistics as of (6/27/06)

61,000

Avg. Trading
Volume

December 31

Fiscal Year Ends

$3.6M

Total Debt

$0.35 –$5.20

52 Week Trading Range:

$780K

Cash and
Receivables

$0.62

Share Price

Series A – converts into 24,000 shares of common stock /share = 672,000 shares

Series B – converts into 835 shares of common stock/ share = 880,090 shares

Grand Total Series A and Series B = 1,552,090 Total Common Shares

USS Selected Financials

Current Market Cap: $32.8 Million

Shares Outstanding: 54 Million

“. . . Invention is a business.”
Nathan Myhrvold, Former CTO, Microsoft
Fortune Magazine, July 10, 2006

The Ecosphere Technologies Vision

Ecosphere Technologies has become the leading creator of Eco
Tech “Invention Capital”

The growing water crisis, global warming and other
environmental challenges can no longer be ignored.

Market efficiency must be balanced with informed corporate
social responsibility. Business decisions must integrate
technology, economics and ecology with social sciences.

Executive leaders must pursue profitability within the context of long-term benefits to people and the planet.

“The lack of usable water worldwide has
made it more valuable than oil.”

Bloomberg Report, June 26, 2006

Bloomberg Index – World Water – 35% annual return

Bloomberg Index – Oil & Gas – 29% annual return

S&P 500 Index – 10% annual return

By 2050, more than 2 billion people will not have sufficient water

China has 20% of the world’s people but only 7% of the freshwater supply

Saudi Arabia must spend more than $80B by 2025 for desalinization and sewer facilities to support its people

General Electric projects $5B in revenues from water filtration and purification by 2010

Ecosphere Technologies, Inc.

Broad portfolio of patented & patent-pending technologies

Strong technology licensing partnerships with global organizations

Informed environmental responsibility

Solving global engineering challenges for better business
and a cleaner environment

Ecosphere Systems Inc.

Mobile water purification and emergency
power technologies

UltraStrip Envirobotic Solutions Inc.

Advanced robotics and patented
water-jetting processes

Portable Water Systems

Mobile Water Filtration and
Emergency Power Systems

U.S. EPA tested and verified

Safe Coatings Removal

Patented marine robotic water-jetting
products

Patented automated scanning and
paint-stripping technology for
vehicles and aircraft

Business Overview

USS
UltraStripSystems

Pierce

BAE SYSTEMS

Carnival

WaterEye Corporation

Sanders Morris Harris Group Inc.

Carnegie Mellon

Pierce Manufacturing – manufactures the Tactical Water
Filtration Truck

BAE Systems – 5 year contract to provide environmentally safe robotic coating removal services

WaterEye Corporation – exclusive Homeland Security Agreement for its patented remote water monitoring systems

Carnival Cruise Lines – environmental alliance, coating
removal services

Carnegie Mellon University – exclusive, royalty-free license agreement for robotic apparatuses, systems, and methods

Sanders Morris Harris Group – technology licensing and sales

Strategic Relationships

: Critical Portable Water Systems

Breakthrough technologies for U.S. military operations, emergency disaster relief efforts, and Homeland Security applications.

Mobile Emergency Filtration System (MEFS)

Tactical Water Filtration Truck (TWFT)

HydroGen for emergency power and water filtration

Homeland Security – The Bioterrorism Preparedness and Response Act
of 2002 requires the nation’s community water systems to prepare and adopt emergency response plans certified by the EPA

Military Applications – The U.S. military requires a continuous supply of clean water in order to conduct field operations

Disaster Recovery – Emergency water remediation is essential in the event of natural disasters such as hurricanes, earthquakes, etc.

Developing Countries – Safe water solutions are vital to survival in world regions becoming increasingly water-stressed

: Target Market

Market leadership with proven water filtration technology; water filtration tested and verified by the U.S. EPA

Exclusive Supply and Marketing Agreement with Pierce Manufacturing to produce and sell Tactical Water Filtration Trucks

Exclusive Homeland Security Agreement with WaterEye Corporation to utilize its patented monitoring systems

Quality outsourcing manufacturers under contract or available to produce all filtration technology without the need to invest capital in infrastructure

: Competitive Advantage

Increase awareness for our company in the $450B Water Industry

Leverage technology strength and EPA verification to comply with U.S.
military and Homeland Security requirements

Offer solutions to organizations developing water infrastructure in
China, India and other developing countries (estimated $180B annual market)

Expand network of strategic partnerships to manufacture, license and market our innovative patented technologies

Continually develop new technologies and products to solve critical water challenges

: Growth Strategy

UES

USS
UltraStripSystems

UES
UltraStrip Envirobotic Solutions Inc.

Technology Business Applications

Robotic Water-jet Coating Removal

Environmentally Safe Coating Removal

Patented Robotic Technology

For Commercial and Military Ships
and Above Ground Storage Tanks

Patented 3D Scanning and
Coating Removal Systems

For Automobiles, Trucks, Military
Rolling Stock, Commercial and
Military Aircraft

: Product Lines

Worldwide Commercial and Military Shipyards

Patented Robotic Coating Removal Systems
Ultra-high pressure water-jetting systems outperform harmful and costly manual grit blasting for the world’s shipyards

Commercial and Military Vehicles

Patented 3D Scanning & Stripping
Patented coating removal technologies proven efficient and effective for commercial and military vehicles

Military, Commercial and Cargo Transport Aircraft

Patented 3D Scanning & Stripping
Periodic de-painting and re-coating is required for all aircraft; military, commercial, and cargo transport

: Target Markets

The Company has 411 pending patent applications that are either actual filings or reserved under the right to seek priority date filing covering our robotic coating removal technology and automotive paint removal technology in numerous countries, including Europe and Asia

Ten registered U.S. patents for robotic coating removal
technologies

Self-contained robotic system enables shipyards to perform
multiple simultaneous services to improve productivity and reduce operational costs

: Competitive Advantages

Convert the world’s shipyards from manual coating removal to our patented automated solutions

Five-year exclusive service contract with BAE Systems

Expand international marketshare

Five-year service contract in Portugal

Recent sale to Japan

Distributor in Singapore

Currently negotiating strategic relationships for the military aircraft market

First application of  Patented 3D scanning and stripping technology

: Growth Strategy

USS
UltraStripSystems

UES

ELATION

NORWEGIAN SKY

CVN-69 USS
Dwight D. Eisenhower

DDG-67
USS Cole

Carnival Cruise Lines
Elation

Carnival Cruise Lines
Paradise

Norwegian Cruise Lines
Norwegian Sky

: Industry Acceptance

Note-1: Production on BAE is scheduled to begin in August. Assumes initial orders for TWFT in 4 th Quarter-2006.

Amounts in Millions

Estimated Revenues

$ 61.6

$ 30.8

$  4.3

Total UltraStrip Systems, Inc.

24.6

12.3

3.4

UES Total

12.0

6.0

0.0

Automotive/Aircraft Stripping

7.0

3.5

2.9

Robotic System Sales

5.6

2.8

0.5

BAE Contract Services

37.0

18.5

.9

ESI Total

6.0

3.0

.3

HydroGen

11.0

5.5

.6

MEFS

$ 20.0

$ 10.0

$   .0

TWFT

2008

2007

(Note-1)

2006

Note-1:  Technology Transactional Revenue streams (licensing/sales) may occur in lieu of the previous slide product revenues in the year of projected license or sale of the technology.

Amounts in Millions

Estimated Revenues
From Licensing or Sales Transactions

$120.0

$110.0

Total UltraStrip Systems, Inc.

120.0

10.0

UES Total

100.0

.0

Aircraft, Automotive 3-D Stripping

20.0

10.0

Shipyard Conversions

100.0

ESI Total

50.0

HydroGen

$50.0

TWFT/MEFS

2008

2007

2006

Prospective Technology Transactional Revenues (Note-1)

Dennis McGuire, President and CEO, UltraStrip Systems

        Guides the Company’s development of new technologies to solve water-related environmental challenges around the globe.

        Holder of nine U.S. patents that form the basis of the Company’s intellectual property portfolio of 423 patents and patents-pending in countries worldwide.

        Top ten finalist award from Discover magazine

        Innovation of the Year award from Ship Repair magazine

        Formed partnerships with Pierce, BAE Systems, Carnegie Mellon, NASA, Carnival Cruise Lines,

        Ocean Futures Society and The Shaw Group.

J. C. “Jim” Rushing III, CFO, UltraStrip Systems

        Elected to the Company’s Board of Directors in September 2003

        Served as Company Chairman from January 2004 until March of 2005

        Founded Corporate Resources Consulting Group, Inc

        Executive Vice President and Chief Financial Officer of Isolyser Company, Inc.

        Chief Financial Officer and Director of New Life Corporation of America

        Vice President – Finance at BBA Nonwovens, PLC

Thomas Von Essen, Sr VP, Special Projects, Ecosphere Technology

       Served on the Company’s Advisory Board since September 2004

        Senior Vice President of Giuliani Partners, LLC. as a key strategist and decision-maker, consulting to Nextel,

        Entergy, AON, CB Richard Ellis and government entities such as Mexico City.

        Served as Fire Commissioner during the administration of former Mayor Rudolph Giuliani, including the aftermath of the terrorist strike of the World Trade Center on September 11, 2001.

        Author, Strong of Heart, a personal account of his celebrated 31-year career in the Fire Department of New York City.

Key Senior Management

Vice Admiral George R. Sterner, USN, (Retired)

        Elected Chairman of UltraStrip Systems in March 2005

        Joined USS Board of Directors in March 2002

        Former Naval Mission Area Executive, and Vice President for Strategic Pursuits, at Raytheon

        Former Vice President – System Integration, for Walt Disney Imagineering

        Distinguished 36-year career with the U.S. Navy including four years as Commander, Naval Sea Systems

        Command

        Co-owner and Managing Director of Sea Systems Solutions, Inc.

Joe M. Allbaugh

        Elected to USS Board of Directors in October 2005

        President and CEO of The Allbaugh Company, LLC

        Former Director of FEMA

        Coordinated the federal government's post-9/11 response and recovery effort

        Founding member of the President's Homeland Security Advisory Council

        National Campaign Manager for Bush-Cheney 2000, Inc.

        Chief of Staff to President Bush while Bush was Governor of Texas

Key Independent Directors

Leslie F. Kenne, Lieutenant General, USAF (Retired)

Distinguished 32-year career in the United States Air Force

Test and evaluation, aircraft development, electronic communication systems acquisition.

Director of Low Altitude Navigation and Targeting Infrared System for Night (LANTIRN),

F-16 and Joint Strike Fighter programs.

Director of Joint Strike Fighter program, Department of Defense

Jean-Michel Cousteau

Explorer, environmentalist, educator, film producer

Founder and President of the Ocean Futures Society

Son of undersea explorer Jacques Cousteau

Environmental Representative at Olympics

Former member of UltraStrip's Board of Directors

Advisory Board

Leadership in mobile water filtration and emergency power

Clear vision for profitable business growth

Solid IP portfolio of Eco Tech “Invention Capital”

Strong positions in global commercial shipyards and growing
U.S. military applications market

Poised for initial sales launch of TWFT’s

Experienced management team, directors and advisors

Informed corporate social responsibility

Ecosphere and the Future

Dennis E. McGuire - President & CEO

dm@ultrastrip.com

J. C. “Jim” Rushing III - Chief Financial Officer

jrushing@ultrastrip.com

Office: 772-287-4846

Fax: 772-781-4778

3515 S.E. Lionel Terrace

Stuart, Florida 34997

Contact us

Investor Relations Contact:

Alliance Advisors

Thomas P. Walsh  - Vice President

twalsh@allianceadvisors.net

(212) 398-3486